EXHIBIT 10.66
FIFTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT
THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of November 20, 2008, between 180 N. LASALLE II, L.L.C., a Delaware limited liability company (“Seller”), and YPI 180 N. LASALLE OWNER, LLC, a Delaware limited liability company (“Buyer”).
WITNESSETH:
WHEREAS, Seller and Buyer (as assignee of Younan Properties, Inc.) entered into that certain Purchase and Sale Agreement dated as of August 12, 2008 (the “Original Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement dated as of August 29, 2008 (the “First Amendment”), that certain Second Amendment to Purchase and Sale Agreement dated as of September 3, 2008 (the “Second Amendment”), that certain Third Amendment to Purchase and Sale Agreement dated as of September 30, 2008 (the “Third Amendment”), and that certain Fourth Amendment to Purchase and Sale Agreement dated as of October 15, 2008 (the “Fourth Amendment”; the Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, is hereinafter referred to as the “Agreement”), relating to the purchase and sale of certain property commonly known as 180 North LaSalle Street, Chicago, Illinois, and more particularly described in the Agreement (the “Property”); and
WHEREAS, Seller and Buyer desire to further amend certain terms and conditions of the Agreement as set forth herein;
AGREEMENT:
NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Seller and Buyer hereby agree to amend and modify the Agreement as follows:
1. Capitalized Terms. All capitalized terms not separately defined in this Amendment bear the respective meanings given to such terms in the Agreement.
2. Reduction in Purchase Price. The Purchase Price shall be reduced in the amount of $4,000,000, from $124,000,000 to $120,000,000.
3. Scheduled Closing Date. The parties acknowledge that the Scheduled Closing Date is December 17, 2008. Section 4 of the Fourth Amendment, titled “Option to Extend Scheduled Closing Date”, is hereby deleted in its entirety.

4. Performics Vacancy Credit. This credit for lost rent in connection with the Performics vacancy, as set forth in Section 10.4(f) of the Original Agreement, shall be reduced from $30,459.00 to $5,783.00 to reflect the fact that the Performics vacancy will affect only 15 days of Buyer’s period of ownership due to the extension of the Scheduled Closing Date from October 15, 2008 to December 17, 2008.
5. Full Force and Effect. Each party acknowledges that to its knowledge as of the date of this Amendment there are no defaults on the part of the other party which would entitle it to fail to close on the Scheduled Closing Date or to be entitled to a further adjustment of the Purchase Price. The Agreement, as supplemented and amended by this Amendment, remains in all respects in full force and effect. In the event of a conflict between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall be controlling. Additionally, all references in the Agreement or this Amendment to the Agreement (including references to “herein” or “therein”) shall mean and refer to the Agreement as modified hereby.
6. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BUYER:	YPI 180 N. LaSalle Owner, LLC, a Delaware limited liability company

	By:	[s] Zaya S. Younan

Name: Zaya S. Younan
Title: President

SELLER:	180 N. LASALLE II, L.L.C., a Delaware limited liability company

	By:	180 N. LaSalle Holdings, L.L.C., a Delaware limited liability company, its sole member

		By:	PGRT Equity II LLC, a Delaware limited liability company, its administrative member

			By:	Prime Group Realty, L.P., a Delaware limited partnership, its sole member

				By:	Prime Group Realty Trust, a Maryland real estate investment trust, its sole general partner

By:	[s] Jeffrey A. Patterson

	Name:	Jeffrey A. Patterson
	Title:	President and Chief Executive Officer

JOINDER
Younan Properties, Inc. hereby joins in the execution of this Fifth Amendment to Purchase and Sale Agreement to acknowledge its agreement with the provisions thereof.
Dated: November 20, 2008

YOUNAN PROPERTIES, INC., a California corporation

By:	[s] Zaya S. Younan

Name: Zaya S. Younan
Title: President

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